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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-88007) of our report dated December 11, 1998, relating to the combined financial statements of Courtesy Corporation and Affiliates, which appears in such Registration Statement. We also consent to the references to us under the heading "Experts".


Chicago, Illinois
December 3, 1999